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                                                                    EXHIBIT 23.1

                 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Penn National Gaming, Inc.
Wyomissing, Pennsylvania

We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-8 of our report dated March 12, 2001, relating to the consolidated financial statements of Penn National Gaming, Inc. and subsidiaries for the year ended December 31, 2000 appearing in the Company's Annual Report on Form 10-K.



                                                 /s/ BDO SEIDMAN, LLP
                                                 --------------------------
                                                 BDO SEIDMAN, LLP


Philadelphia, Pennsylvania
May 22, 2001